Exhibit 10.1

AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT
This Amendment (this “Amendment”) is entered into as of June 4, 2013 by and among Cardinal Health, Inc., an Ohio corporation (the “Borrower”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Borrower, the Subsidiary Borrowers from time to time party thereto, the Administrative Agent and the Lenders are party to that certain Five-Year Credit Agreement dated as of May 12, 2011 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
C.    Certain institutions which are not currently parties to the Credit Agreement and which are identified as new Lenders on Exhibit A hereto (each a “New Lender”), wish to become Lenders under the Credit Agreement with the respective Commitments set forth opposite their respective names on Exhibit A hereto.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:
(a)    The table of contents of the Credit Agreement is hereby amended by deleting the following:
Schedule 1.1.    Cost Rate Schedule and adding the following exhibits in the appropriate alphabetical/numerical order:
Exhibit G-1    –    U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal; Income Tax Purposes)
Exhibit G-2    –    U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal; Income Tax Purposes)
Exhibit G-3    –    U.S. Tax Compliance Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal; Income Tax Purposes)

Exhibit G-4    –    U.S. Tax Compliance Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal; Income Tax Purposes)
(b)    The defined terms “Cost Rate” and “Non-U.S. Lender” in Section 1.1 of the Credit Agreement are hereby deleted.
(c)    Clause (iii) of the defined term “Eligible Currency” is hereby deleted and replaced with the following:
(iii)    in which deposits are customarily offered to banks in the London interbank market (or, in the case of Swingline Loans or Alternate Currency Loans, in such other interbank market(s) as may be acceptable to the Swingline Lender (or, as applicable, Alternate Currency Lender) in its sole discretion or, in the case of other Loans, in such other interbank market(s) as may be acceptable to each of the Lenders in its sole discretion),
(d)    The defined term “Eurocurrency Rate” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Eurocurrency Rate” means, with respect to a Eurocurrency Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin. The Eurocurrency Rate shall be expressed as a percentage rounded to five decimal places.
(e)    The defined term “Excluded Taxes” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.26) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.5, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.5(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
(f)    The defined term “Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Facility Termination Date” means the first to occur of (a) the later of (i) June 4, 2018 and (ii) if the maturity is extended pursuant to Section 2.28, such extended maturity date determined pursuant to that Section, and (b) the date the Commitments or this Agreement are earlier cancelled or terminated pursuant to the terms hereof; provided, however, with respect to any Non-Replaced Lender, “Facility Termination Date” shall mean the first to occur of (x) the later of (i) June 4, 2018 and (ii) only if such Non-Replaced Lender extended the maturity of its commitments for one year pursuant to such Section 2.28, such extended maturity date determined pursuant to such Section, and (y) the date the Commitments or this Agreement are earlier cancelled or terminated pursuant to the terms of this Agreement. Unless otherwise specified in this Agreement, Facility Termination Date means the Facility Termination Date applicable to a Lender, Swingline Lender or LC Issuer.
(g)    The defined term “FATCA” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.
(h)    The defined term “Other Taxes” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.26).
(i)    The defined term “Taxes” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

(j)    Section 1.1 of the Credit Agreement is amended by adding the following the definitions in the appropriate alphabetical order:
“Amendment No. 1” means that certain Amendment No. 1 to Five-Year Credit Agreement dated as of June 4, 2013.
“Amendment No. 1 Date” means June 4, 2013, the “Effective Date” as defined in Amendment No. 1.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Designated Person” means a person or entity (a) listed in the annex to any Executive Order, (b) named as a “Specially Designated National and Blocked Person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list, or (c) otherwise subject to sanctions under any Sanctions Laws and Regulations.
“Executive Order” is defined in the “Sanctions Laws and Regulations” definition.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender, with respect to such Borrower, that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender, with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“IRS” means the United States Internal Revenue Service.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any LC Issuer.

“Sanctions Laws and Regulations” means any sanctions, prohibitions or requirements imposed by any executive order administered by OFAC (such order, an “Executive Order”) or by any sanctions program administered by OFAC.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” is defined in Section 3.5(f)(ii)(B)(3).
(k)    The sixth sentence of Section 2.1(b)(i) of the Credit Agreement is hereby deleted and replaced with the following:
All Swingline Loans shall bear interest (a) in the case of such Loans denominated in Dollars, at the Base Rate plus the Applicable Margin for Floating Rate Loans or such other rate as shall be agreed between the relevant Borrower and the Swingline Lender with respect to any Swingline Loan at the time such Swingline Loan is made and (b) in the case of such Loans denominated in other Eligible Currencies, at such other rate as shall be agreed between the relevant Borrower and the Swingline Lender with respect to any Swingline Loan at the time such Swingline Loan is made (it being understood that such pricing may, by agreement of the relevant Borrower and the Swingline Lender, be based on rates other than those of the London interbank market).
(l)    Section 2.1(c)(i) of the Credit Agreement is amended by adding the following as the final sentence thereof:
If an Alternate Currency Addendum includes an alternate definition of “Eurocurrency Base Rate” referencing an interbank market other than the London interbank market and/or different times and/or different rate quotation screens relative to the applicable Eligible Currency, then (solely with respect to any Alternate Currency Loans made pursuant to such Alternate Currency Addendum denominated in such Eligible Currency) the term “Eurocurrency Base Rate” shall, notwithstanding the definition thereof in Section 1.1, be deemed to mean the Eurocurrency Base Rate as defined in such Alternate Currency Addendum.
(m)    Section 2.28(a) of the Credit Agreement is hereby deleted and replaced with the following:
(a)    Requests for Extension. The Company may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 60 days and not later than 35 days prior to the first anniversary of the Amendment No. 1 Date and the second anniversary of the Amendment No. 1 Date (each an “Extension Date”), request that each Lender extend such Lender’s Facility Termination Date for an additional one year from the Facility Termination Date then in effect hereunder

(the “Existing Termination Date”); provided that in no event shall the Facility Termination Date for any Lender be extended beyond June 4, 2020.
(n)    Section 3.1(a) of the Credit Agreement is hereby deleted and replaced with the following:
(a)    If, on or after the date of this Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), the adoption of any Law or any governmental or quasi-governmental policy or directive (whether or not having the force of Law), or any change in the interpretation or administration thereof by any Governmental Authority or quasi-Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of Law) of any such authority, central bank or comparable agency (any such event, a “Change in Law”; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder (“Dodd-Frank”), issued in connection therewith or in implementation thereof shall be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented):
(i)    subjects any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its Loans, Loan principal, Facility LCs, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or
(ii)    imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Advances), or
(iii)    imposes any other condition (other than Taxes) the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of maintaining its Commitment or making, funding or maintaining its Eurocurrency Loans (including, without limitation, any conversion of any Loan denominated in an Agreed Currency other than Euro into a Loan denominated in Euro), or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurocurrency Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to its Commitment or the amount of Eurocurrency Loans, Facility LCs or participations therein held or interest or LC fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and (A) the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or other Recipient, as the case may be, of making, converting into, continuing or maintaining its Eurocurrency Loans (including, without limitation, any conversion of any Loan denominated in an Agreed Currency other than Euro into a Loan denominated in Euro) or Commitment or of issuing, maintaining or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or other Recipient, as the case may be, in connection with such Eurocurrency Loan, or Commitment, Facility LCs or participations therein, and (B) such Lender or the applicable Lending Installation or other Recipient, as the case may be, is generally demanding similar compensation from its other similar borrowers in similar circumstances, then, within 30 days of demand by such Lender or other Recipient, as the case may be, the relevant Borrower shall pay such Lender or other Recipient, as the case may be, such reasonable additional amount or amounts as will compensate such Lender or other Recipient for such increased cost or reduction in amount received, provided that the relevant Borrower shall not be required to pay such Lender or other Recipient pursuant to this Section 3.1(a) for such increased cost or reduction in amount received to the extent incurred more than 180 days prior to the date that such Lender or other Recipient, as the case may be, notifies such relevant Borrower of the Change in Law giving rise to such increased cost or reduction in amount received, provided further that, if the Change in Law giving rise to such increased costs or reduction in amount received is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof.
(o)    Section 3.5 of the Credit Agreement is hereby deleted and replaced with the following:
3.5    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.5) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)    Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(c)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 3.5, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)    Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.1(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f)    Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.5(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,
(A)    any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed originals of IRS Form W‑8ECI;
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-3 or Exhibit G-4, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or

1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)    Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
(g)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.5 (including by the payment of additional amounts pursuant to this Section 3.5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)    Survival. Each party’s obligations under this Section 3.5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, subject to the provisions of Section 10.6 and Section 12.1, respectively, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(i)    LC Issuer. For purposes of this Section 3.5, the term “Lender” includes any LC Issuer and the term “applicable law” includes FATCA.
(p)    Article V of the Credit Agreement is hereby amended by adding a new Section 5.19 as follows:
5.19    Sanction Laws and Regulations.
None of the Company, or, to the best of its knowledge, any of its directors, officers or Affiliates or any of its brokers or other agents acting or benefiting in any capacity in connection with the Loan Documents, is a Designated Person.
(q)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.13 as follows:
6.13    Sanction Laws and Regulations.
The Borrowers shall not knowingly use the proceeds of this Agreement, or knowingly lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (a) to, directly or indirectly, fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations, or (b) in any other manner that would result in a violation of any Sanctions Laws and Regulations by any party to this Agreement.
(r)    Section 12.1(d) of the Credit Agreement is amended by deleting the references therein to “Section 3.5(d)” and replacing them with references to “Section 3.5(f)” and is hereby further amended by adding to the end of the last paragraph the following new sentence:
For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(s)    Schedule 1.1 of the Credit Agreement is hereby deleted.
(t)    Schedule 2.1(a) of the Credit Agreement is hereby deleted and replaced with the form of Schedule 2.1(a) attached hereto as Exhibit A.
(u)    Schedule 4 of the Credit Agreement is hereby deleted and replaced with the form of Schedule 4 attached hereto as Exhibit B.

(v)    Schedule 13.1 of the Credit Agreement is hereby deleted and replaced with the form of Schedule 13.1 attached hereto as Exhibit C.
(w)    Exhibit G-1, Exhibit G-2, Exhibit G-3 and Exhibit G-4 in the form of the exhibits attached hereto as Exhibit D are added to the Credit Agreement.
2.    New Lenders. The parties agree that, as of the Effective Date, each New Lender shall become a “Lender” under the Credit Agreement, as amended hereby, with all the rights and duties of a “Lender” thereunder and with a Commitment in the amount specified opposite its name on Exhibit A hereto.
3.    Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the Effective Date:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar Laws affecting creditors’ rights generally;
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct in all material respects on and as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date; and
(c)    No Default or Unmatured Default has occurred and is continuing, nor would a Default or Unmatured Default result from this Amendment.
4.    Effective Date. This Amendment shall become effective on the date and at the time (the “Effective Date”) upon which all of the following conditions have been satisfied:
(a)    the execution and delivery of this Amendment by the Borrower, the Administrative Agent and each of the financial institutions identified on the signature pages hereto;
(b)    the execution and delivery of an Exiting Lender Consent, in form and substance reasonably satisfactory to the Administrative Agent, by the Borrower, the Administrative Agent and each “Lender” under the Credit Agreement as in effect immediately prior hereto which is not identified as a Lender with a Commitment on Exhibit A hereto (each an “Exiting Lender”);
(c)    the Administrative Agent (or its counsel) shall have received such documents and certificates as are customary for a transaction of this kind relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and other legal matters relating to the Borrower, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(d)    the Administrative Agent (or its counsel) shall have received a certificate signed by the Chief Financial Officer or Treasurer of the Borrower dated the Effective Date, certifying that (i) the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date, (ii) no Default or Unmatured Default has occurred and is continuing nor would a Default or Unmatured Default result from this Amendment and (iii) since December 31, 2012 there has not occurred a Material Adverse Effect;
(e)    the Administrative Agent shall have received reasonably satisfactory opinions of counsel to the Borrower (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Amendment and the Credit Agreement as amended thereby);
(f)    the Administrative Agent shall have received evidence satisfactory to it that the Borrower has paid, or substantially concurrently with the effectiveness of this Amendment the Borrower is paying, (i) all outstanding principal of all Loans, Swingline Loans and LC Borrowings and (ii) all accrued interest and fees owing pursuant to the Credit Agreement, it being understood that any such payments may be made out of the proceeds of loans made on the Effective Date;
(g)    if requested at least 10 days prior to the Effective Date, the Administrative Agent and the Lenders shall have received, at least 5 days prior to the Effective Date, all documentation and other information reasonably requested by them and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and
(h)    the Lenders, the Administrative Agent and the lead arrangers shall have received all fees required to be paid, and all reasonable expenses for which invoices have been presented by the Administrative Agent, on or before the Effective Date.
In the event the Effective Date has not occurred on or before June 30, 2013, this Amendment shall not become operative and shall be of no force or effect.
5.    Reference to and Effect Upon the Credit Agreement; Other.
(a)    Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Loan Document.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in any other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(c)    The Borrower acknowledges and agrees that, if any Loan is being repaid on the Effective Date pursuant to Section 4(f) of this Amendment, to the extent the Effective Date is not the last day of the Interest Period applicable to such Loan, the Borrower shall be liable for “breakage costs” with respect to such repayment as and to the extent set forth in Section 3.4 of the Credit Agreement.
(d)    As of the Effective Date, participations in all outstanding Facility LC’s shall be reallocated such that each Lender shall have a participation in each Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share of the Aggregate Commitment (determined after giving effect to any changes in Commitments on the Effective Date).
6.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
7.    Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, including Section 5-1401 and Section 5-1402 of the general obligation law of the State of New York, without reference to any other conflicts of law principles thereof.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.
[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
CARDINAL HEALTH, INC., as Borrower
By /s/ Samer Abdul-Samad
Name: Samer Abdul-Samad
Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By /s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

BANK OF AMERICA, N.A.
By /s/ Zubin R. Shroff
Name: Zubin R. Shroff
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

MORGAN STANLEY BANK, N.A.
By /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

BARCLAYS BANK PLC
By /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
By /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President
By /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

GOLDMAN SACHS BANK USA
By /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION
By /s/ James P. Kelly
Name: James P. Kelly
Title: Managing Director

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By /s/ Brian McNany
Name: Brian McNany
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By /s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
By /s/ Steven P. Shepard
Name: Steven P. Shepard
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

SUNTRUST BANK
By /s/ Elizabeth Greene
Name: Elizabeth Greene
Title: Managing Director

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

THE BANK OF NOVA SCOTIA
By /s/ Justin Perdue
Name: Justin Perdue
Title: Director

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

U.S. BANK, NATIONAL ASSOCIATION
By /s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

THE HUNTINGTON NATIONAL BANK
By /s/ Amanda M. Sigg
Name: Amanda M. Sigg
Title: Vice President

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

Standard Chartered Bank, as a Lender
By /s/ Brendan Herley
Name: Brendan Herley
Title: Director, Capital Markets
By /s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager, Credit Documentation Unit, WB Legal Americas

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By /s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director
By /s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

ROYAL BANK OF CANADA
By /s/ Scott MacVicar
Name: Scott MacVicar
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Five-Year Credit Agreement]

EXHIBIT A
SCHEDULE 2.1(a)
COMMITMENTS

Lender	Dollar Commitment	Multicurrency Commitment	Total Commitment
JPMorgan Chase Bank, N.A.	$116,666,666.66	$23,333,333.34	$140,000,000
Bank of America, N.A.	$116,666,666.67	$23,333,333.33	$140,000,000
Morgan Stanley Bank, N.A.	$116,666,666.67	$23,333,333.33	$140,000,000
Barclays Bank PLC	$100,000,000.00	$20,000,000.00	$120,000,000
Deutsche Bank AG New York Branch	$100,000,000.00	$20,000,000.00	$120,000,000
Goldman Sachs Bank USA	$100,000,000.00	$20,000,000.00	$120,000,000
HSBC Bank USA, National Association	$100,000,000.00	$20,000,000.00	$120,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000.00	$20,000,000.00	$120,000,000
Wells Fargo Bank, National Association	$100,000,000.00	$20,000,000.00	$120,000,000
PNC Bank, National Association	$37,500,000.00	$7,500,000.00	$45,000,000
SunTrust Bank	$37,500,000.00	$7,500,000.00	$45,000,000
The Bank of Nova Scotia	$37,500,000.00	$7,500,000.00	$45,000,000
U.S. Bank, National Association	$37,500,000.00	$7,500,000.00	$45,000,000
The Huntington National Bank	$37,500,000.00	$7,500,000.00	$45,000,000
Standard Chartered Bank	$37,500,000.00	$7,500,000.00	$45,000,000
Credit Agricole Corporate and Investment Bank	$37,500,000.00	$7,500,000.00	$45,000,000
Royal Bank of Canada	$37,500,000.00	$7,500,000.00	$45,000,000

	Total: $1,250,000,000	Total: $250,000,000	Total: $1,500,000,000

EXHIBIT B
SCHEDULE 4
PRICING SCHEDULE
The Applicable Margin shall be as determined by the matrix below:

	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Reference Rating S&P/Moody’s/Fitch	≥A/A2/A	A-/A3/A-	BBB+/Baa1/BBB+	BBB/Baa2/BBB	BBB-/Baa3/ BBB-	≤BB+/Ba1/BB+
Facility Fee	8.0 bps	10.0 bps	12.5 bps	15.0 bps	20.0 bps	25.0 bps
Eurocurrency Rate Loan Applicable Margin and LC Fee	67.0 bps	77.5 bps	100.0 bps	110.0 bps	130.0 bps	150.0 bps
Floating Rate Loan Applicable Margin	0.0 bps	0.0 bps	0.0 bps	10.0 bps	30.0 bps	50.0 bps
All-in Drawn Cost for Eurocurrency Rate Loans	75.0 bps	87.5 bps	112.5 bps	125.0 bps	150.0 bps	175.0 bps
Commencing on the Amendment No. 1 Date, the initial pricing Level shall be Level III based upon the Company’s current A- (S&P)/Baa2 (Moody’s)/BBB + (Fitch) senior unsecured long-term debt ratings.
For the purpose of this Pricing Schedule, the following terms have the following meanings, subject to the final three paragraphs of this Schedule:
“Fitch Rating” means, at any time, the rating issued by Fitch and then in effect with respect to the Company’s senior unsecured long-term debt securities without third-party credit enhancement.
“Level I Status” exists at any date if, on such date, the Company’s Moody’s Rating is A2 or better / the Company’s S&P Rating is A or better / the Company’s Fitch Rating is A or better.
“Level II Status” exists at any date if, on such date, the Company has not qualified for Level I Status / the Company’s Moody’s Rating is A3 or better / the Company’s S&P Rating is A- or better / the Company’s Fitch Rating is A- or better.
“Level III Status” exists at any date if, on such date, the Company has not qualified for Level I Status or Level II Status / the Company’s Moody’s Rating is Baa1 or better / the Company’s S&P Rating is BBB+ or better / the Company’s Fitch Rating is BBB+ or better.
“Level IV Status” exists at any date if, on such date, the Company has not qualified for Level I Status, Level II Status or Level III Status / the Company’s Moody’s Rating is Baa2 or better / the Company’s S&P Rating is BBB or better / the Company’s Fitch Rating is BBB or better.
“Level V Status” exists at any date if, on such date, the Company has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status / the Company’s Moody’s Rating is

Baa3 or better / the Company’s S&P rating is BBB- or better / the Company’s Fitch rating is BBB- or better.
“Level VI Status” exists at any date if, on such date, the Company has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.
“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Company’s senior unsecured long-term debt securities without third-party credit enhancement.
“S&P Rating” means, at any time, the rating issued by S&P, and then in effect with respect to the Company’s senior unsecured long-term debt securities without third-party credit enhancement.
“Status” means Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.
The Applicable Margin shall be determined in accordance with the foregoing table based on the Company’s Status as determined from its then-current Moody’s, S&P and Fitch Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time the Company only has one (1) rating from either S&P, Moody’s or Fitch, then such rating shall apply. If at any time the Company does not have a rating from at least one of S&P, Moody’s or Fitch, Level VI Status shall exist.
In the event that a split occurs between the three (3) ratings, then the following shall apply:

(a)
if two (2) of the three (3) ratings established by or deemed to have been established by S&P, Moody’s or Fitch fall within the same Level, but one (1) rating falls within a different Level, the Applicable Margin shall be based upon the two (2) ratings that fall within the same Level; and

(b)
if all three (3) ratings established by or deemed to have been established by S&P, Moody’s or Fitch each falls within a different Level, the Applicable Margin shall be based upon the middle rating of the three (3).

In the event that the Company has only two (2) ratings and a split occurs between these ratings, then the following shall apply:
(a)     if the two (2) ratings established by or deemed to have been established by S&P, Moody’s or Fitch differ by one Level, the Applicable Margin shall be based upon the higher rating of the two (2); and
(b)    if the two (2) ratings established by or deemed to have been established by S&P, Moody’s or Fitch differ by more than one Level, the Applicable Margin shall be based upon a rating that would be one Level higher (with Level I being the highest Level and Level VI being the lowest level) than the lower rating.

EXHIBIT C
Schedule 13.1
ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES
COMPANY
and DESIGNATED BORROWERS:

Cardinal Health, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
Attention: Matthew Blake
Telephone: 614-553-3560
Electronic Mail: Matthew.Blake@cardinalhealth.com
Website Address: www.cardinalhealth.com

ADMINISTRATIVE AGENT:
Administrative Agent’s Office
(for payments and Requests for Credit Extensions):
JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 7
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Joyce King
Telephone: 312-385-7025
Telecopier: 1-888-292-9533
Electronic Mail: jpm.agency.servicing4@jpmchase.com

JPMorgan Chase Bank, N.A.
New York, NY
Account No. (for Dollars):
ABA#
Ref: Cardinal Health

(for payments and Requests for Credit Extensions in foreign currency):
J.P. Morgan Europe Limited
25 Bank Street
Canary Wharf
London, E14 5JP, United Kingdom
Attention: Loan Agency Group

Telephone: +44 207 1348187
Telecopier: +44 207 7772360
Electronic Mail: loan_and_agency_london@jpmorgan.com

(in EUROs):
Pay: J.P. Morgan AG Frankfurt (Swift - CHASDEFX)
Favour: J.P. Morgan Europe Limited, London (Swift - CHASGB22)
A/C no.:
REF AGENCY

(in GBP):
Pay J.P.Morgan Europe Limited (CHASGB22)
Sort code 405206
Account number
REF AGENCY

Other Notices as Administrative Agent:
JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 7
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Joyce King
Telephone: 312-385-7025
Telecopier: 1-888-292-9533
Electronic Mail: jpm.agency.servicing4@jpmchase.com

With a copy to:
JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 9
Mail Code: IL1-0364
Chicago, IL 60603
Attention: Dana Moran
Telephone: 312-732-8159
Telecopier: 312-212-5914
Electronic Mail: dana.j.moran@jpmorgan.com

LC ISSUER:

JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 7
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Debra Williams
Telephone: 312-732-2590
Telecopier: 312-385-7107
Electronic Mail: Chicago.lc.agency.activity.team@jpmchase.com

Bank of America, N.A.
Trade Finance Services

1 Fleet Way
Mail Code: PA6-580-02-30
Scranton, PA 18507
Attention: John Yzeik
Telephone: 570-330-4315
Telecopier: 570-330-4186
Electronic Mail: john.p.yzeik@bankofamerica.com

SWINGLINE LENDER:

(in dollars):
JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 7
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Joyce King
Telephone: 312-385-7025
Telecopier: 1-888-292-9533
Electronic Mail: jpm.agency.servicing4@jpmchase.com

JPMorgan Chase Bank, N.A.
New York, NY
Account No.:
ABA#
Ref: Cardinal Health

(in Canadian dollars):

JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 7
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Kevin Berry
Telephone: 312-732-4836
Telecopier: 1-888-292-9533
Electronic Mail: kevin.m.berry@jpmorgan.com

Royal Bank of Canada, Toronto
SWIFT BIC: ROYCCAT2
180 Wellington Street,Toronto ,Ontario M5J 1J1
For Account: JPMorgan Chase Bank, N.A., Toronto Branch
SWIFT BIC: CHASCATT
200 Bay Street,RBC Plaza 18th Floor
South Tower, Toronto, Ontario M5J 2J2
Account Number:
Reference: Cardinal Health, Inc.

(in other foreign currency):

J.P. Morgan Europe Limited
25 Bank Street
Canary Wharf
London, E14 5JP, United Kingdom
Attention: Loan Agency Group
Telephone: +44 207 1348187
Telecopier: +44 207 7772360
Electronic Mail: loan_and_agency_london@jpmorgan.com

(in EUROs):
Pay: J.P. Morgan AG Frankfurt (Swift - CHASDEFX)
Favour: J.P. Morgan Europe Limited, London (Swift - CHASGB22)
A/C no.:
REF AGENCY

(in GBP):
Pay J.P.Morgan Europe Limited (CHASGB22)
Sort code 405206
Account number
REF AGENCY

EXHIBIT D
EXHIBIT G-1
FORM OF U.S. TAX CERTIFICATE
(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Five-Year Credit Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) dated as of May 12, 2011 among Cardinal Health, Inc. (the “Company”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
Pursuant to the provisions of Section 3.5 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]
By:______________________________________
    Name:
    Title:
Date: ________ __, 20__

EXHIBIT G-2
FORM OF U.S. TAX CERTIFICATE
(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Five-Year Credit Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) dated as of May 12, 2011 among Cardinal Health, Inc. (the “Company”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
Pursuant to the provisions of Section 3.5 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]
By:______________________________________
    Name:
    Title:
Date: ________ __, 20__

EXHIBIT G-3
FORM OF U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships
For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Five-Year Credit Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) dated as of May 12, 2011 among Cardinal Health, Inc. (the “Company”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
Pursuant to the provisions of Section 3.5 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]
By:______________________________________
    Name:
    Title:
Date: ________ __, 20__

EXHIBIT G-4
FORM OF U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Five-Year Credit Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) dated as of May 12, 2011 among Cardinal Health, Inc. (the “Company”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
Pursuant to the provisions of Section 3.5 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:______________________________________
    Name:
    Title:
Date: ________ __, 20__